EXHIBIT 10.2

                           RESOLUTIONS
                              OF THE
        ORGANIZATION, COMPENSATION & GOVERNANCE COMMITTEE
                              OF THE
            BOARD OF DIRECTORS OF CROMPTON CORPORATION

     WHEREAS, Crompton Corporation (the "Corporation") presently maintains the Crompton Corporation Benefit Equalization Plan (the
"Plan") for certain eligible key employees of the Corporation and its subsidiaries; and

     WHEREAS, it is the desire of the Corporation that the Plan be amended to: (i) permit the in-kind distribution of assets held in the accounts under the Crompton Corporation Benefit Equalization Plan Trust (the "Trust") to Plan participants, (ii) clarify that the partial distribution of account balances under the Plan is permissible; and (iii) clarify the available investment options for Plan assets held in the Trust.

     NOW, THEREFORE, BE IT RESOLVED, that, effective October 22,
2002, the Corporation hereby amends the Crompton Corporation
Benefits Equalization Plan pursuant to the Amendment attached hereto as Exhibit A; and it is further

     RESOLVED, that the proper officers of the Corporation be, and they hereby are, authorized and directed to execute such documents and to perform such other acts as they, in their judgment deem necessary or desirable to effectuate the intent of the foregoing resolution.

                                                        EXHIBIT A

                 INSTRUMENT OF AMENDMENT TO THE
                      CROMPTON CORPORATION
                    BENEFIT EQUALIZATION PLAN


     Pursuant to the power of amendment reserved to the Organization, Compensation & Governance Committee of the Board of
Directors of Crompton Corporation in Section 19 of the Crompton
Corporation Benefit Equalization Plan (the "Plan"), the Plan is hereby amended as follows, effective October 22, 2002:

1. Section 8 of the Plan is hereby amended in its entirety to read as follows:

  "Investment of Accounts. After consulting with each Participant, the Company shall direct the Trustee referred to in Section 15 hereof in writing how such Participant's Accounts under the Plan shall be invested among the investment media from time to time offered by the Trustee for investment of such Accounts under the Trust Agreement. Notwithstanding the foregoing, no later than January 1, 2004, the Company, after consulting with each Participant, shall direct the Trustee in writing to transfer each of the investments held in the Participant's Accounts under the Plan to one or more of the  investment  options  set  forth  on  Appendix  A  attached hereto. Effective January 2, 2004, one hundred percent (100%) of the assets held for investment in each Participant's Accounts under the Plan shall be invested solely among the investment options set forth on Appendix A attached hereto, as such Appendix may from time to time be amended. The benefits due to each Participant under the Plan at any time and from time to time shall be equal to the balance of such Participant's Accounts under the Trust Agreement."


2. Section 9 of the Plan is hereby amended in its entirety to read as follows:

  "Form and Time of Benefit Payments. Amounts held in the Accounts maintained for a Participant under the Plan will be distributed by the Company at the same time as elected by the Participant (or his spouse or beneficiary, if applicable) for payment of benefits from the Qualified Plan with respect to which such amounts are payable hereunder unless the Participant shall have elected, in a manner and on a form approved by the Committee, not less than six months prior to the termination of the Participant's employment for any reason, to receive the value of such Accounts in either five, ten, or fifteen annual installments. Notwithstanding the foregoing, in the event a Participant desires to withdraw all or a portion (expressed in terms of a percentage) of the amounts held in the Accounts maintained for such Participant under the Plan prior to the Participant's termination of employment with the Company (other than a hardship withdrawal described in Section 10(a) of the Plan), the Participant must:
  (i) be eligible for an in-service distribution from the Qualified Plan (other than a hardship withdrawal or a loan); and (ii) have made a written election to receive an in-service distribution under the Plan, in a manner and on a form approved by the Committee, not less than six months prior to the date of such in-service distribution; provided, however, the Participant may elect to immediately receive the amounts held in his Accounts under the Plan in a single lump sum equal to ninety percent (90%) of the value of the Participant's Accounts under the Plan. A Participant making a withdrawal pursuant to this Section 9 may elect to receive all or any part of such withdrawal in either cash or in shares of securities in which the Participant's Account is invested."